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                     SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                  FORM 8-K/A


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (date of earliest event reported):  May 20, 1997


                                RENTECH, INC.
            (Exact name of registrant as specified in charter)


  Colorado                      0-19260                 84-0957421
  (State or other               Commission              I.R.S. Employer
  jurisdiction of               File No.                Identification No.
  incorporation or
  organization)

  1331 17th Street, Suite 720, Denver, Colorado               80202
  (Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code:  (303) 298-8008

       Rentech, Inc. amends its Current Report on Form 8-K dated April 3, 1997 by the addition of the following:

  Item 7.  Financial Statements.

       The Pro Forma Consolidated Financial Statements (unaudited) and Financial Statements for Okon, Inc., a wholly owned subsidiary acquired by Rentech, Inc., are filed as Exhibit 99 to this report.

























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                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENTECH, INC.



  Date:  May 20, 1997         By:   (signature)
                                   ---------------------------------------
                                   James P. Samuels, Vice President
                                     - Finance, Chief Financial Officer